UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 9, 2003

QUOVADX, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29273	85-0373486

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6400 S. Fiddler’s Green Circle, Suite 1000, Englewood CO 80111

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 488-2019

ITEM 9. REGULATION FD DISCLOSURE.
SIGNATURE
INDEX TO EXHIBITS
EX-99.1 Investor Newsletter

ITEM 9. REGULATION FD DISCLOSURE.

On January 9, 2003, Quovadx, Inc. published the attached investor newsletter.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on this 9th day of January 2003.

QUOVADX, INC.

By:	/s/ Linda K. Wackwitz Linda K. Wackwitz, Assistant Secretary

INDEX TO EXHIBITS

EXHIBIT
NUMBER	DESCRIPTION

99.1	Investor Newsletter